SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 20, 2003


                           MOLECULAR DIAGNOSTICS, INC.
               (Exact Name of Company as Specified in Its Charter)


          Delaware                     0-935                   36-4296006
(State or other Jurisdiction  (Commission File Number)       (IRS Employer
     Of Incorporation)                                    Identification Number)



                            414 NORTH ORLEANS STREET
                                    SUITE 510
                             CHICAGO, ILLINOIS 60610

              (Address and Zip Code of Principal Executive Offices)

                                 (312) 222-9550

              (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosures

         A copy of a press release issued by the Company on November ___, 2003 announcing its termination of licenses previously granted by subsidiaries to MonoGen, Inc. is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         Exhibit Number          Description
         --------------          -----------
         99                      Press release dated November 20, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MOLECULAR DIAGNOSTICS, INC.


                                        /s/  Peter P. Gombrich
                                        ------------------------------------
                                        Peter P Gombrich
                                        Chairman and Chief Executive
                                        Officer

Date: November 20, 2003